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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                           May 12, 2000 (May 2, 2000)

                               SLEEPMASTER L.L.C.
             (Exact name of registrant as it appears in its charter)

                        Commission file number 333-81987

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
          New Jersey                             333-81987                         22-3341313
(State or other jurisdiction of           (Commission file number)          (IRS Employer ID Number)
 incorporation or organization)

  2001 Lower Road, Linden, New Jersey                                              07036-6520
(Address of principal executive offices)                                           (Zip Code)
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                                 (732) 381-5000
              (Registrant's telephone number, including area code)
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ITEM 2.  Acquisition or Disposition of Assets

         On April 28, 2000, Sleepmaster L.L.C. ("Sleepmaster") acquired the capital stock of Simon Mattress Manufacturing Company ("Simon Mattress") for approximately $40.0 million, net of cash acquired, pursuant to a stock purchase agreement by and among Simon Mattress, Sleepmaster and the stockholders listed on the stockholder signature page attached thereto (the "Purchase Agreement"). In connection with the acquisition of Simon Mattress, Sleepmaster entered into a Second Amended and Restated Credit Agreement by and among Sleepmaster, as borrower, Sleepmaster Holdings, L.L.C. (Sleepmaster's parent), the domestic subsidiaries of Sleepmaster, as guarantors, First Union National Bank, as lender and as administrative agent and the lenders party thereto (the "Second Amended Credit Agreement"). Sleepmaster financed the acquisition using proceeds from the Second Amended Credit Agreement.

The description above of the acquisition is a summary and does not purport to be complete. For more detail regarding the terms of the acquisition, we encourage you to read each document attached as an exhibit to this report.

ITEM 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  It is not practical to provide the required financial statements for Simon Mattress at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 60 days after the deadline for filing this Form 8-K.

         (b)      Pro Forma Financial Information.

                  It is not practical to provide the required pro forma financial statements for Simon Mattress at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 60 days after the deadline for filing this Form 8-K.

         (c)      Exhibits.

                  2.1 Purchase Agreement, dated April 28, 2000, by and among Sleepmaster L.L.C., Simon Mattress Manufacturing Company and the stockholders listed on the stockholder signature page attached thereto.

                  10.1 Second Amended and Restated Credit Agreement, dated as of April 28, 2000, by and among Sleepmaster, as borrower, Sleepmaster Holdings, L.L.C., the domestic subsidiaries of Sleepmaster, as guarantors, First Union National Bank, as lender and as administrative agent and the lenders party thereto.

                  99.1 Press release issued by Sleepmaster L.L.C. on May 2,
                       2000.
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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Linden, State of New Jersey.

                                     SLEEPMASTER L.L.C.



                                     By:  /s/  Charles Schweitzer
                                         --------------------------------------
                                          President and Chief Executive Officer

Dated:  May 12, 2000

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

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
               SIGNATURE                             CAPACITY                      DATE
               ---------                             --------                      ----
       /s/  Charles Schweitzer             President and Chief Executive        May 12, 2000
       -----------------------                   Officer, Advisor
            Charles Schweitzer


      /s/   James P. Koscica              Executive Vice President and Chief    May 12, 2000
      ----------------------                  Financial Officer, Advisor
            James P. Koscica
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